UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2020. Meeting Information MICROVISION, INC. Meeting Type: Annual Meeting For holders as of: March 25, 2020 Date: May 19, 2020 Time: 9:00 AM Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/MVIS2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/MVIS2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). MICROVISION, INC. 6244 185TH AVE NE SUITE 100 REDMOND, WA 98052 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E98323-P34387 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: COMBINED NOTICE AND PROXY STATEMENT AND ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2020 to facilitate timely delivery. How To Vote E98324-P34387 Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/MVIS2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following: 1. To elect the seven nominees for director named in the proxy statement. Nominees: 01) Simon Biddiscombe 02) Robert P. Carlile 03) Yalon Farhi 04) Perry M. Mulligan 05) Sumit Sharma 06) Bernee D.L. Strom 07) Brian Turner The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6. 2. To approve an amendment to the Amended and Restated Certificate of Incorporation to amend the total number of shares of the Company’s authorized common stock. 3. To approve an amendment to the Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock. 4. To approve the 2020 MicroVision, Inc. Incentive Plan. 5. To ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the current fiscal year. 6. To hold a non-binding advisory vote on the compensation of the Company’s named executive officers. NOTE: The Board of Directors recommends a vote FOR the election of seven nominees for director, a vote FOR the proposal to approve the Amended and Restated Certificate of Incorporation to increase the number of authorized shares, a vote FOR the proposal to approve the Amended and Restated Certificate to effect the reverse stock split, a vote FOR the 2020 MicroVision, Inc. Incentive Plan, a vote FOR ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm, and a vote FOR the approval, on an advisory basis of the compensation of the Company’s named executive officers, as such information is disclosed in this Proxy Statement under the heading Executive Compensation (commonly referred to as say-on-pay). E98325-P34387

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